SUP-0140-0115

AllianceBernstein Multi-Manager Alternative Fund

Supplement dated January 30, 2015 to the Prospectus dated July 31, 2014 of AllianceBernstein Multi-Manager Alternative Fund (the “Fund”)

Recently, the Board of Trustees of the Fund approved a proposal to change the name of the Fund. Effective as of the date of this Supplement, the Fund’s name is changed from “AllianceBernstein Multi-Manager Alternative Fund” to “AB Multi-Manager Alternative Fund” and references to the Fund’s name in the Prospectus are amended accordingly.

The change to the Fund’s name is being effected as part of a rebranding of the fund complex as the AB Funds. No change is being made to the Fund’s investment objectives, strategies or policies.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0115